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                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in Registration Statement No. 333-71903 on Form S-8 of Linens 'n Things, Inc., of our report dated May 26, 2005, appearing in this Annual Report on Form 11-K of the Linens `n Things, Inc. 401(k) Plan (the "Plan") as of December 31, 2004.


                                           /s/Crowe Chizek and Company LLC

Oak Brook, Illinois
June 27, 2005